Exhibit 21.1

List of Subsidiaries of Diamond S Shipping Group, Inc.

Name	Jurisdiction of Incorporation or Organization
Diamond S Shipping III LLC	Republic of the Marshall Islands
Diamond S Shipping IV LLC	Republic of the Marshall Islands
Diamond S Management LLC	Republic of the Marshall Islands
DSS Vessel II, LLC	Republic of the Marshall Islands
DSS Vessel III LLC	Republic of the Marshall Islands
Heroic Andromeda Inc.	Republic of Liberia
Heroic Aquarius Inc.	Republic of Liberia
Heroic Auriga Inc.	Republic of Liberia
Heroic Avenir Inc.	Republic of Liberia
Heroic Bootes Inc.	Republic of Liberia
Heroic Corona Borealis Inc.	Republic of Liberia
Heroic Equuleus Inc.	Republic of Liberia
Heroic Gaea Inc.	Republic of Liberia
Heroic Hera Inc.	Republic of Liberia
Heroic Hercules Inc.	Republic of Liberia
Heroic Hologium Inc.	Republic of Liberia
Heroic Hydra Inc.	Republic of Liberia
Heroic Leo Inc.	Republic of Liberia
Heroic Libra Inc.	Republic of Liberia
Heroic Lyra Inc.	Republic of Liberia
Heroic Octans Inc.	Republic of Liberia
Heroic Pegasus Inc.	Republic of Liberia
Heroic Perseus Inc.	Republic of Liberia
Heroic Pisces Inc.	Republic of Liberia
Heroic Rhea Inc.	Republic of Liberia
Heroic Sagittarius Inc.	Republic of Liberia
Heroic Scorpio Inc.	Republic of Liberia
Heroic Scutum Inc.	Republic of Liberia
Heroic Serena Inc.	Republic of Liberia
Heroic Tucana Inc.	Republic of Liberia
Heroic Uranus Inc.	Republic of Liberia
Heroic Virgo Inc.	Republic of Liberia
White Boxwood Shipping S.A.	Republic of Liberia
White Holly Shipping S.A.	Republic of Liberia
White Hydrangea Shipping S.A.	Republic of Liberia
CVI Atlantic Breeze, LLC	United States, Delaware
CVI Citron, LLC	United States, Delaware
CVI Citrus, LLC	United States, Delaware
SPP 1 LLC	Republic of the Marshall Islands
SPP 2 LLC	Republic of the Marshall Islands
SPP 3 LLC	Republic of the Marshall Islands
SPP 4 LLC	Republic of the Marshall Islands
SPP 5 LLC	Republic of the Marshall Islands
SPP 6 LLC	Republic of the Marshall Islands
SPP 7 LLC	Republic of the Marshall Islands
SPP 8 LLC	Republic of the Marshall Islands
SPP 9 LLC	Republic of the Marshall Islands
SPP 10 LLC	Republic of the Marshall Islands